Exhibit 10.1

FIRST AMENDMENT TO

INVESTMENT MANAGEMENT TRUST AGREEMENT

This FIRST AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made and entered into as of July 17, 2026 by and among Velos Acquisition I Corp., formerly known as M3-Brigade Acquisition V Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Any capitalized terms used in this Amendment and not defined herein shall have the meaning given to it in the Investment Management Trust Agreement (as defined below).

WHEREAS, Company and Trustee entered in the Investment Management Trust Agreement, dated July 31, 2024 (the “Trust Agreement”); and

WHEREAS, the Shareholders of the Company approved an amendment (the “Charter Amendment”) to the Company’s amended and restated memorandum and articles of association on July 17, 2026 (as amended by the Charter Amendment, the “Articles”), with such Charter Amendment taking effect on July 17, 2026 (the “Charter Amendment Effective Date”), that, among other things, permits the withdrawal of an aggregate amount of interest earned on the funds held in the Trust Account equal to $0.10 for each Ordinary Share issued in the Offering that is not redeemed and remains outstanding immediately following the Charter Amendment Effective Date (the “Extension Withdrawal Amount”); and

WHEREAS, the Company and the Trustee desire to enter into this Agreement to amend the terms and conditions pursuant to which the Trustee shall hold the Property.

NOW THEREFORE, IT IS AGREED:

1. Amendment of Section 1(l). Section 1(l), shall be amended by deleting and replacing Section 1(l) in its entirety with the following:

(l) Upon written request from the Company, which may be given on or after the Charter Amendment Effective Date in a form substantially similar to that attached hereto as Exhibit E (an “Extension Withdrawal Instruction”), withdraw up to an aggregate amount of interest earned on the funds held in the Trust Account in an amount equal to $0.10 for each Ordinary Share issued in the Offering as permitted by Article 49.13 of the Articles that is not redeemed and remains outstanding as of the close of business on July 17, 2026 (an “Extension Withdrawal Amount”), of which (i) $1,000,000 will be used to fund working capital requirements and expenses incurred by the Company in the ordinary course, including without limitation, with respect to legal, accounting, printing, insurance, trust and stock transfer services, not in excess of $1,000,000 in the aggregate; and (ii) any amounts in excess of such $1,000,000 will be used solely to fund accrued liabilities of the Company that are due and payable as of the Charter Amendment Effective Date; and

2. Addition of Section 1(m). Section 1(m) set forth below shall be added to Section 1 of the Trust Agreement:

(m) Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), 1(j), 1(k), or 1(l) above.

3. Amendment of Section 2(a). Section 2(a) shall be amended so that the reference in the second sentence to “Sections 1(h), 1(i), and 1(j)” shall be deleted and replaced with a reference to “Sections 1(i), 1(j), 1(k) and 1(l)”.

4. Amendment of Section 2(c). Section 2(c) shall be amended so that the reference in the first sentence to “Sections 1(i) through 1(k)” shall be deleted and replaced with a reference to “Sections 1(i) through 1(l)”.

5. Amendment of Section 2(e). Section 2(e) shall be amended to add the words, “Extension Withdrawal Instruction (s),” after the words, “Shareholder Redemption Withdrawal Instruction(s)”.

6. Amendment of Section 3(k). Section 3(k) shall be amended so that the reference to “Sections 1(h), 1(i), or 1(j)” is replaced with a reference to “Sections 1(i), 1(j), 1(k), or 1(l)”.

7. Amendment of Section 6(c). Section 6(c) shall be amended so that the reference in the second sentence to “Sections 1(h), 1(i), or 1(j)” is replaced with a reference to “Sections 1(i), 1(j), 1(k), or 1(l)”.

8. Amendment of Schedule A. Schedule A shall be amended so that both reference in row three to “Section 1(i), 1(j) and 1(k)” is replaced with a reference to “Section 1(i), 1(j), 1(k) and 1(l)”.

9. Addition of Exhibit E. Exhibit E shall be added to the Investment Management Trust Agreement and shall be in the form attached to this Amendment as Exhibit E.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:	/s/ Francis Wolf
	Name:	Francis Wolf
	Title:	Vice President

VELOS ACQUISITION I CORP.

By:	/s/ Thomas Boychuk
	Name:	Thomas Boychuk
	Title:	Chief Financial Officer